EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Dematco, Inc. a Delaware corporation (the "Company"), do hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the fiscal year ended May 31, 2008, as filed with the Securities & Exchange Commission (the "10-KSB Report") that:

         (1) the 10-KSB Report fully complies with the requirements of sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and,

         (2)      the   information   contained  in  the  10-KSB  Report  fairly
                  presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: September 15, 2008                     BY:  /S/ ROBERT STEVENS
                                                  -----------------------------
                                                  Robert Stevens,
                                                  Chief Executive Officer &
                                                  Chief Financial Officer